SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 18, 2026

AIR INDUSTRIES GROUP

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-35927	80-0948413
State of Incorporation	Commission File Number	IRS Employer I.D. Number

1460 Fifth Avenue, Bay Shore, New York 11706

(Address of Principal Executive Offices)

Registrant’s telephone number: (631) 968-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	AIRI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2026, Mr. Scott Glassman was appointed by the Board of Directors of Air Industries Group (the “Company”) to the positions of Acting Chief Executive Officer and President of the Company. Mr. Glassman will also serve as President of each of the Company’s subsidiaries. Mr. Glassman was employed by the Company from 2007 to 2015 in various senior positions in the Company’s finance department and rejoined the Company in March 2019. Mr. Glassman was appointed to the positions of Chief Financial Officer, Principal Accounting Officer and Secretary of our Company on October 16, 2024, positions which he held until his appointment as Acting Chief Executive Officer and President. Mr. Glassman is currently paid an annual salary of $231,000.

Concurrent with the appointment of Mr. Glassman to the positions of Chief Executive Officer and President of the Company, the Board appointed Mr. Brian Drisgula to the positions of Vice President of Finance and Secretary of the Company. Mr. Drisgula will also serve as Treasurer and Secretary of each of the Company’s subsidiaries. Mr. Drisgula has been employed by the Company since October 2024, most recently serving as the Director of Finance. From April 2023 to October 2024, Mr. Drisgula served as a Senior Finance Manager at Circor International, Inc., a large aerospace and defense contractor listed on the New York Stock Exchange. Prior to joining Circor, from May of 2015 through February of 2023, Mr. Drisgula was a Plant Controller for Akorn, Inc, a publicly held generic pharmaceutical manufacturer. Mr. Drisgula holds a Bachelor of Science degree in Accounting from the State University of New York at Binghamton and has been licensed as a CPA by the State of New York since 2000. Mr. Drisgula is employed at will by the Company and his salary is currently $165,000 per year.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2026

AIR INDUSTRIES GROUP

By:	/s/ Scott Glassman
Scott Glassman
Chief Executive Officer

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